EX-32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Evan Levine, Chief Executive and Financial Officer, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Panther Biotechnology, Inc. on Form 10-Q for the period ended August 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities & Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents in all material respects the financial condition and results of operations of Panther Biotechnology, Inc. at the dates and the periods indicated.

Date:  October 24, 2016

By: /s/ Evan Levine
Evan Levine
Chief Executive Officer